UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2001

SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20310	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)		70058 (Zip Code)

 (504) 362-4321
   (Registrant's telephone number, including area code)

Item 5.     Other Events.

         On November 6, 2001, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits.

         (b)   Exhibits.

99	Press release issued by Superior Energy Services, Inc. on November 6, 2001 announcing earnings for the third quarter ended September 30, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By: /s/Robert Taylor
Robert S. Taylor
Chief Financial Officer

 Dated: November 6, 2001